Exhibit 99.1

Beneficient Announces Final Court Approval of GWG Litigation Settlement

DALLAS (January 21, 2026) – Beneficient (Nasdaq: BENF), a technology-enabled platform providing exit opportunities and primary capital solutions and related trust and custody services to holders of alternative assets, today announced that the United States District Court for the Northern District of Texas (the “District Court”) has approved the previously disclosed settlement agreement resolving all claims pending in the District Court under the previously disclosed lawsuits relating to GWG Holdings, Inc. (“GWG”) against the Company, its subsidiaries, and each of their current and former directors and officers (the “Beneficient Parties”).

As previously announced, the Company entered into a binding settlement agreement to resolve all GWG-related claims brought in the District Court and the United States Bankruptcy Court for the Southern District of Texas (such litigation, the “GWG Litigation”) for a sum within applicable insurance policy limits. As a result of this approval, all the GWG Litigation against the Beneficient Parties will be fully and finally resolved in accordance with the terms of the settlement agreement. The settlement resolves all such claims against the Beneficient Parties without any admission, concession or finding of any fault, liability or wrongdoing by the Company or any defendant.

“We are pleased that the District Court delivered the final approval necessary to effect the settlement, allowing us to move forward with a renewed focus on executing our business strategy and creating value for our shareholders,” said James Silk, interim Chief Executive Officer.

Following the final settlement of the GWG Litigation, other outstanding GWG-related claims against parties other than the Beneficient Parties remain outstanding, including certain claims against entities related to Beneficient’s former CEO to whom Beneficient may owe certain indemnification obligations.

About Beneficient

Beneficient (Nasdaq: BENF) – Ben, for short – is on a mission to democratize the global alternative asset investment market by providing traditionally underserved investors − mid-to-high net worth individuals, small-to-midsized institutions and General Partners seeking exit options, anchor commitments and valued-added services for their funds – with solutions that could help them unlock the value in their alternative assets.

Its subsidiary, Beneficient Fiduciary Financial, L.L.C., received its charter under the State of Kansas’ Technology-Enabled Fiduciary Financial Institution (TEFFI) Act and is subject to regulatory oversight by the Office of the State Bank Commissioner.

For more information, visit www.trustben.com or follow us on LinkedIn.

Contacts

Matt Kreps: 214-597-8200, mkreps@darrowir.com

Michael Wetherington: 214-284-1199, mwetherington@darrowir.com

Investor Relations: investors@beneficient.com

Forward Looking Statements

Except for the historical information contained herein, the matters set forth in this press release are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding the outstanding GWG-related claims against entities related to the Company’s former CEO to whom the Company may owe certain indemnification obligations. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected.

Important factors that could cause actual results to differ materially from those expressed in the forward-looking statements include, among others, the risks, uncertainties, and factors set forth under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and its subsequently filed Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.